UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-01807

Value Line Larger Companies Focused Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/16 is included with this Form.

Semi-Annual Report
June 30, 2016

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
(VLIFX)
Value Line Income and Growth Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00171528

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2016.
During the semi-annual period, the broad U.S. equity indices generated mostly positive absolute returns. While two of the four Funds outperformed their respective benchmark index on a relative basis, the semi-annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for their long-term performance and attractive risk profiles.
•
Value Line Premier Growth Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2016 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 650 funds as of June 30, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low and an overall Return rating of Above Average.i

•
Value Line Mid Cap Focused Fund, Inc.*, formerly The Value Line Fund, Inc., outpaced the category average return of its peers for the one-, three- and five-year periods ended June 30, 2016 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 650 funds as of June 30, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low.ii

•
Value Line Income and Growth Fund, Inc.* outpaced the category average return of its peers for the five- and ten-year periods ended June 30, 2016 (allocation-70% to 85% equity category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar in the allocation-70% to 85% equity category among 380 funds as of June 30, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.iii

•
Value Line Larger Companies Focused Fund, Inc.*, formerly Value Line Larger Companies Fund, Inc., outpaced the category average return of its peers for the one-, three- and five-year periods ended June 30, 2016 (large growth category), as measured by Morningstar.1

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2016, especially given the newsworthy events of the semi-annual period. With meaningful shifts during the first half of 2016 in several long-standing drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
U.S. Gross Domestic Product (GDP) rose 1.1% for the first quarter of 2016, which was higher than had been widely anticipated. Improved performance in business investment more than made up for what had been disappointing consumer spending. The U.S. economy also showed signs of increased momentum for the second quarter of 2016, with consumer spending leading the improved indicators. Retail sales and home sales rose in both May and June 2016, offsetting slowing jobs growth and business spending.
Throughout the semi-annual period, investors kept a keen focus on the Federal Reserve (the Fed) for clues as to when it would resume its long anticipated increases in short-term interest rates. While a mid-2016 interest rate increase had been seen as likely, the Fed reverted to the dovish stance it had maintained through much of the semi-annual period after a disappointing jobs report for May 2016. (Dovish tends to suggest lower interest rates.) The global uncertainty that heightened in the days following the U.K.’s vote to leave the European Union, in what was popularly termed the Brexit referendum, further dampened the likelihood of an imminent interest rate hike. Additionally, U.S. inflation continued to fall short of the Fed’s target, and wage growth remained underwhelming. While there was some modest retracement in energy prices during the semi-annual period, it was not enough to push inflation to the Fed’s 2% threshold. Indeed, the headline Consumer Price Index (CPI) rose just 1.0% year over year before seasonal adjustment as of June 2016, significantly less than the 1.7% average annual increase over the past 10 years. Core inflation, which excludes food and energy, was up 2.3% in June 2016 from a year earlier, above the average annual rate of 1.9% over the past 10 years. Notably, while the food segment of the CPI increased 0.3% during the 12 months ended June 30, 2016, the energy segment of the CPI, despite rising in the spring months of 2016, declined 9.4% over the same 12-month span.
All told, the U.S. economy continued to be the world’s largest and seemingly the most robust. While U.S. interest rates remained low, several countries, including Japan and Germany, faced a challenging environment of negative interest rates. This disparity in rates fostered a strong appetite for U.S. bonds, especially U.S. Treasuries and government agency securities, which rallied given

President’s Letter (unaudited) (continued)

their relatively more attractive rates and widely perceived safe haven status. The specter of the Brexit vote hanging over the markets followed by its unexpected “leave” vote provided additional luster to the U.S. Treasury market. In turn, the 30-year U.S. Treasury bond was pushed to total returns in excess of 15% for the semi-annual period ended June 30, 2016.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 3.84% during the six months ended June 30, 2016. As 2016 began, U.S. and international equities experienced heightened market volatility, driven by investor concerns about global economic growth, especially the slowdown in China, and exacerbated by an oil price plunge. U.S. stocks were sent sharply lower, with the S&P 500® Index declining more than 8% during the first six weeks of the calendar year. Large-cap growth stocks performed worse than the broad U.S. equity market, as investors fled to more traditionally defensive sectors and to energy stocks. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks and as supported by an increase in oil prices and better U.S. economic data. However, the U.S. equity market then sold off sharply again with the unexpected referendum result on June 23, 2016, wherein U.K. citizens voted to exit the European Union. In the last days of the month, markets rebounded as investors digested the Brexit vote outcome.
Within the U.S. equity market, value stocks outperformed growth stocks across the capitalization spectrum. Small- and mid-cap stocks outperformed large-cap stocks among the S&P indices, while small-cap stocks lagged large-cap and mid-cap stocks as measured by the Russell Investments indices.
In the S&P 500® Index, the best performing sectors were telecommunication services, utilities, energy and consumer staples, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were financials and information technology, the only two to post negative absolute returns. Consumer discretionary and health care were also weak but generated modestly positive returns during the semi-annual period.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a return of 5.31% during the semi-annual period. Interest rates drifted down across the entire yield curve, or spectrum of maturities, but the biggest drop came at the long-term end, leading to a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) While the Fed appeared to be weighing an interest rate hike in mid-year 2016, it took on a more dovish stance as job growth began to slack off and as inflation remained below the Fed’s 2% target. With rates likely to stay “lower for longer,” investors became somewhat less risk-averse as a way to increase overall yield. In turn, lower rated and longer maturity bonds were the best performers during the semi-annual period. Within the U.S. Treasuries sector, long maturity securities, i.e. those with maturities of 10 years or more, performed best, posting a total return in excess of 15%, as they benefited most from the persistently low level of inflation.
More specifically, the yield on the two-year U.S. Treasury bill declined approximately 48 basis points, while the yield on the bellwether 10-year U.S. Treasury note fell approximately 78 basis points and the yield on the 30-year U.S. Treasury bond decreased approximately 71 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.)
Corporate bonds also performed well, enjoying robust demand during the semi-annual period. New issues were snapped up quickly. The search for yield amidst the low interest rate environment led BBB-rated corporate bonds to outperform AAA-rated corporate bonds by more than 400 basis points. Consistent with the overall risk-on tone to fixed income during the semi-annual period, high yield corporate bonds generally outperformed most other fixed income sectors.
While no taxable fixed income sectors posted negative returns during the semi-annual period, securitized bonds, including asset-backed securities and mortgage-backed securities, posted the weakest returns. The securitized sector was negatively affected by its overall strong credit quality and its generally shorter duration than other fixed income sectors.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds

4

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

i
For Value Line Premier Growth Fund, Inc.: Four-star rating for 3-year (650 funds), 5-year (573 funds), 10-year (429 funds) and overall (650 funds) periods ended June 30, 2016. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year and overall periods ended June 30, 2016; Below Average for the 10-year period ended June 30, 2016. Morningstar Return: Average for the 3-year period ended June 30, 2016; Above Average for the 5-year, 10-year and overall periods ended June 30, 2016.

ii
For The Value Line Mid Cap Focused Fund, Inc.: Five-star rating for 3-year (650 funds) and 5-year (573 funds) periods ended June 30, 2016; two-star rating for 10-year (429 funds) period ended June 30, 2016; four-star rating for overall (650 funds) period ended June 30, 2016. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year-5-year, 10-year and overall periods ended June 30, 2016.

iii
For Value Line Income and Growth Fund: Three-star rating for 3-year (380 funds) and 5-year (310 funds) periods ended June 30, 2016; four-star rating for 10-year (234 funds) and overall (380 funds) periods ended June 30, 2016. All in the allocation-70% to 85% equity category. Morningstar Return: Average for the 3-year and 5-year period ended June 30, 2016; Above Average for the 10-year and overall periods ended June 30, 2016.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund primarily seeks long-term growth of capital.
To achieve the Fund’s goal, the Fund’s investment adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 4.63% during the six months ended June 30, 2016. This compares to the 3.84% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period, driven primarily by effective stock selection overall.
Several trends in the broad U.S. equity market during the semi-annual period had an effect on the Fund’s relative results. On the positive side, the Fund’s emphasis on higher quality, more consistent, less volatile stocks proved effective amidst a rocky U.S. equity market. Greater than usual uncertainty, always with the shadow of Federal Reserve (Fed) tightening intentions and finishing with the Brexit vote, put particular pressure on lower quality, more speculative securities, as investors sought refuge in what they perceived to be safer stocks. On the other hand, growth-oriented stocks lagged value-oriented stocks during the semi-annual period, which dampened the Fund’s relative results, as the Fund leans more toward the growth end of the spectrum.
Which equity market sectors most significantly affected Fund performance?
The Fund enjoyed positive returns in all sectors, except health care, during the semi-annual period. Having an underweighted allocation to the financials sector, which lagged the S&P 500® Index during the semi-annual period, contributed most positively to the Fund’s relative results. Strong stock selection within financials also added value. Specifically, the Fund was significantly underweighted banks and avoided the double-digit percentage declines in Bank of America, Wells Fargo and Citigroup. Stock selection also proved effective in the consumer discretionary sector.
Having an overweighted allocation to the industrials sector, which outperformed the S&P 500® Index during the semi-annual period, further boosted the Fund’s results. Being overweight the strongly-performing materials sector contributed positively as well as did stock selection within the sector. A Fund position in specialty chemicals manufacturer Valspar was an especially outstanding performer, as its shares rose significantly on a takeover offer from Sherwin-Williams.
Partially offsetting these positive contributors was stock selection in the health care sector, which detracted. The Fund’s relative results were hampered by positions in Alexion Pharmaceuticals, Illumina and McKesson, which each saw their respective share prices decline substantially due in part to weaker than expected quarterly operating results. Having underweighted allocations to the three strongest sectors in the S&P 500® Index during the semi-annual period — telecommunication services, utilities and energy — also hurt. In particular, the Fund’s results were dampened by not owning telecommunications giants AT&T and Verizon and integrated oil company Exxon Mobil, whose share prices each saw double-digit gains during the semi-annual period. However, the Fund generally does not invest in mega-cap stocks such as these.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were agricultural machinery manufacturer Toro, diversified consumer products company Church & Dwight and life science equipment provider Idexx Laboratories. Each of these companies’ stocks were boosted during the semi-annual period by strong quarterly operating results.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
As mentioned earlier, several health care positions detracted significantly from the Fund’s performance during the semi-annual period, including Alexion Pharmaceuticals and biopharmaceutical company Illumina. A position in specialty consumer finance company Alliance Data Systems was also one of the biggest detractors from the Fund’s results. Each of these companies’ stocks declined on weaker than expected quarterly operating results.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established new Fund positions in discount variety store chain operator Dollar Tree, aircraft components manufacturer TransDigm Group and construction materials, transportation products and general industry products manufacturer Carlisle Companies, in each case based on strong recent operating results and the companies’ long-term records of consistently good growth.
Among the largest eliminations from the Fund’s portfolio were positions in bank M&T Bank and health care supply distributor McKesson. In both cases, the exiting of the position from the Fund’s portfolio was due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the six-month period?
Based on purchases and sales and individual stock appreciation and depreciation, the Fund’s allocation to the utilities sector shifted from a neutral one at the start of 2016 to an underweighted position at the end of the semi-annual period. There were no other material changes in the Fund’s sector weightings during the six-month period ended June 30, 2016.
How was the Fund positioned relative to its benchmark index at the end of June 2016?
As of June 30, 2016, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy, information technology, consumer discretionary and utilities sectors and was rather neutrally weighted relative to the Index in the consumer staples, health care and telecommunication services sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at June 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	115,800	$8,343,390	2.6%
Fiserv, Inc.	68,400	7,437,132	2.3%
Toro Co. (The)	79,300	6,994,260	2.2%
Church & Dwight Co., Inc.	67,400	6,934,786	2.2%
Henry Schein, Inc.	38,800	6,859,840	2.2%
Ultimate Software Group, Inc. (The)	32,500	6,834,425	2.1%
Roper Technologies, Inc.	39,000	6,651,840	2.1%
Mettler-Toledo International, Inc.	17,700	6,459,084	2.0%
Acuity Brands, Inc.	25,300	6,273,388	2.0%
TJX Companies, Inc. (The)	80,600	6,224,738	2.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (98.3%)
	CONSUMER DISCRETIONARY (9.3%)
7,400	AutoZone, Inc.*	$5,874,416
2,700	Buffalo Wild Wings, Inc.*	375,165
20,000	Dollar Tree, Inc.*	1,884,800
16,200	Domino’s Pizza, Inc.	2,128,356
112,000	LKQ Corp.*	3,550,400
22,600	O’Reilly Automotive, Inc.*	6,126,860
80,600	TJX Companies, Inc. (The)	6,224,738
48,800	VF Corp.	3,000,712
33,600	Wolverine World Wide, Inc.	682,752
		29,848,199
	CONSUMER STAPLES (9.5%)
21,300	Brown-Forman Corp. Class B	2,124,888
67,400	Church & Dwight Co., Inc.	6,934,786
13,100	Coca-Cola Femsa, S.A.B. de C.V. ADR(1)	1,086,776
26,000	Costco Wholesale Corp.	4,083,040
5,400	Energizer Holdings, Inc.	278,046
20,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	1,849,800
64,000	General Mills, Inc.	4,564,480
120,000	Hormel Foods Corp.	4,392,000
4,000	McCormick & Co., Inc.	426,680
84,000	Reynolds American, Inc.	4,530,120
		30,270,616
	ENERGY (0.9%)
24,000	Enbridge, Inc.(1)	1,016,640
32,000	ONEOK, Inc.	1,518,400
11,000	TransCanada Corp.(1)	497,420
		3,032,460
	FINANCIALS (6.3%)
3,000	Alleghany Corp.*	1,648,740
36,000	American Tower Corp. REIT	4,089,960
45,000	Arch Capital Group Ltd.*	3,240,000
13,000	Chubb, Ltd.	1,699,230
23,200	Equity Lifestyle Properties, Inc. REIT	1,857,160
10,453	Essex Property Trust, Inc. REIT	2,384,225
75,500	HDFC Bank Ltd. ADR	5,009,425
5,800	PRA Group, Inc.*	140,012
		20,068,752
Shares		Value
	HEALTH CARE (15.2%)
33,800	Alexion Pharmaceuticals, Inc.*	$3,946,488
4,334	Allergan PLC*	1,001,544
7,000	Anthem, Inc.	919,380
22,600	C.R. Bard, Inc.	5,314,616
40,000	Cerner Corp.*	2,344,000
16,000	DENTSPLY SIRONA, Inc.	992,640
46,000	Express Scripts Holding Co.*	3,486,800
38,800	Henry Schein, Inc.*	6,859,840
57,400	IDEXX Laboratories, Inc.*	5,330,164
23,000	Illumina, Inc.*	3,228,740
49,100	Mednax, Inc.*	3,556,313
17,700	Mettler-Toledo International, Inc.*	6,459,084
54,000	Novo Nordisk A/S ADR	2,904,120
15,600	Universal Health Services, Inc. Class B	2,091,960
		48,435,689
	INDUSTRIALS (31.0%)
	AEROSPACE & DEFENSE (4.9%)
20,000	General Dynamics Corp.	2,784,800
30,762	HEICO Corp.	2,055,209
15,800	Northrop Grumman Corp.	3,512,024
50,200	Teledyne Technologies, Inc.*	4,972,310
9,400	TransDigm Group, Inc.*	2,478,686
		15,803,029
	COMMERCIAL SERVICES & SUPPLIES (5.8%)
38,500	Republic Services, Inc.	1,975,435
146,900	Rollins, Inc.	4,299,763
37,600	Stericycle, Inc.*	3,914,912
115,800	Waste Connections, Inc.*	8,343,390
		18,533,500
	ELECTRICAL EQUIPMENT (4.7%)
25,300	Acuity Brands, Inc.	6,273,388
103,750	AMETEK, Inc.	4,796,362
39,200	AZZ, Inc.	2,351,216
26,000	EnerSys	1,546,220
		14,967,186
	INDUSTRIAL CONGLOMERATES (4.4%)
11,000	Carlisle Companies, Inc.	1,162,480
61,000	Danaher Corp.	6,161,000
Shares		Value
	INDUSTRIAL CONGLOMERATES (4.4%) (continued)
39,000	Roper Technologies, Inc.	$6,651,840
		13,975,320
	MACHINERY (6.1%)
2,000	CLARCOR, Inc.	121,660
31,850	IDEX Corp.	2,614,885
11,119	Lincoln Electric Holdings, Inc.	656,911
7,000	Middleby Corp. (The)*	806,750
28,500	Snap-on, Inc.	4,497,870
79,300	Toro Co. (The)	6,994,260
53,200	Wabtec Corp.	3,736,236
		19,428,572
	PROFESSIONAL SERVICES (1.3%)
14,800	Equifax, Inc.	1,900,320
18,600	IHS, Inc. Class A*	2,150,346
		4,050,666
	ROAD & RAIL (3.8%)
63,800	Canadian National Railway Co.	3,768,028
33,000	J.B. Hunt Transport Services, Inc.	2,670,690
24,000	Kansas City Southern	2,162,160
40,000	Union Pacific Corp.	3,490,000
		12,090,878
		98,849,151
	INFORMATION TECHNOLOGY (16.7%)
47,000	Accenture PLC Class A	5,324,630
20,000	Alliance Data Systems Corp.*	3,918,400
78,400	Amphenol Corp. Class A	4,494,672
61,600	ANSYS, Inc.*	5,590,200
17,000	Automatic Data Processing, Inc.	1,561,790
68,400	Fiserv, Inc.*	7,437,132
28,400	Intuit, Inc.	3,169,724
61,000	MasterCard, Inc. Class A	5,371,660
75,000	Salesforce.com, Inc.*	5,955,750
51,000	Trimble Navigation Ltd.*	1,242,360
32,500	Ultimate Software Group, Inc. (The)*	6,834,425
27,600	WEX, Inc.*	2,447,292
		53,348,035
	MATERIALS (8.1%)
15,000	Air Products & Chemicals, Inc.	2,130,600
27,400	AptarGroup, Inc.	2,168,162
36,400	Ball Corp.(1)	2,631,356

See Notes to Financial Statements.

Schedule of Investments
(unaudited) (continued)
June 30, 2016

Shares		Value
COMMON STOCKS (98.3%) (continued)
	MATERIALS (8.1%) (continued)
45,000	Crown Holdings, Inc.*	$2,280,150
48,400	Ecolab, Inc.	5,740,240
40,000	FMC Corp.	1,852,400
600	NewMarket Corp.	248,628
23,000	Praxair, Inc.	2,584,970
20,200	Scotts Miracle-Gro Co. (The) Class A	1,412,182
43,200	Valspar Corp. (The)	4,666,896
		25,715,584
	TELECOMMUNICATION SERVICES (1.3%)
40,000	SBA Communications Corp. Class A*	4,317,600
TOTAL COMMON STOCKS (Cost $153,145,605) (98.3%)		313,886,086
Shares		Value
SHORT-TERM INVESTMENTS (3.0%)
	MONEY MARKET FUNDS (3.0%)
4,539,083	State Street Institutional Liquid Reserves Fund	$4,539,083
5,205,900	State Street Navigator Securities Lending Prime Portfolio(2)	5,205,900
TOTAL SHORT-TERM INVESTMENTS (Cost $9,744,983) (3.0%)		9,744,983
TOTAL INVESTMENT SECURITIES (101.3%) (Cost $162,890,588)		$323,631,069
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.3%)		(4,308,453)
NET ASSETS (100%)		$319,322,616
Value
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($319,322,616 ÷ 10,550,199 shares outstanding)	$30.27
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2016, the market value of the securities on loan was $5,156,120.

(2)
Securities with an aggregate market value of  $5,156,120 were out on loan in exchange for $5,205,900 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$313,886,086	$—	$—	$313,886,086
Short-Term Investments	9,744,983	—	—	9,744,983
Total Investments in Securities	$323,631,069	$—	$—	$323,631,069
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective.
To achieve the Fund’s investment objectives the Adviser invests substantially all of the Fund’s net assets in common stocks. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies. The Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies. The Fund considers companies to be mid-sized if they have market capitalizations within the range of issuers represented in the S&P MidCap 400 Index. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 7.54% during the six months ended June 30, 2016. This compares to the 3.84% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outpaced the S&P 500® Index during the six-month reporting period due primarily to effective stock selection overall.
Several trends in the broad U.S. equity market during the semi-annual period had an effect on the Fund’s relative results. On the positive side, the Fund’s emphasis on higher quality, more consistent, less volatile stocks proved effective amidst a rocky U.S. equity market. Greater than usual uncertainty, always with the shadow of Federal Reserve (Fed) tightening intentions and finishing with the Brexit vote, put particular pressure on lower quality, more speculative securities, as investors sought refuge in what they perceived to be safer stocks. On the other hand, growth-oriented stocks lagged value-oriented stocks during the semi-annual period, which dampened the Fund’s relative results, as the Fund leans more toward the growth end of the spectrum.
Further, the Fund’s focused strategy, implemented in late 2014 — what we like to call our “Best Ideas” approach — continued to demonstrate its effectiveness. While stock selection was the primary positive contributor to the Fund’s results, performance also benefited from opportunistic timing of buys and sells. The Fund ended the semi-annual period with 45 holdings, compared to 44 at the start of 2016.
Which equity market sectors most significantly affected Fund performance?
The Fund enjoyed positive returns in all nine sectors of the S&P 500® Index in which it invested during the semi-annual period. Stock selection in the health care sector proved particularly effective, with positions in Idexx Laboratories and C.R. Bard especially strong performers. Having an overweighted allocation to the strongly-performing industrials sector contributed positively as well. Good stock selection in and having an underweighted allocation to the weakly performing financials sector also added value. Within the financials sector, holding no bank stocks, which generally saw their shares decline during the semi-annual period, was most helpful. Stock selection in the information technology and consumer discretionary sectors further boosted the Fund’s relative results.
Partially offsetting these positive contributors was having underweighted allocations to the three strongest sectors in the S&P 500® Index during the semi-annual period — telecommunication services, utilities and energy — which detracted. In particular, the Fund’s results were dampened by not owning telecommunications giants AT&T and Verizon and integrated oil company Exxon Mobil, whose share prices each saw double-digit gains during the semi-annual period. However, the Fund generally does not invest in mega-cap stocks such as these. Weak stock selection within the consumer staples sector also hurt.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results was specialty chemicals manufacturer Valspar, whose shares rose significantly on a takeover offer from Sherwin-Williams. Other top contributors were life science equipment provider Idexx Laboratories, integrated information management and electronic commerce systems and services provider Fiserv and agricultural machinery manufacturer Toro. Each of these companies’ stocks were boosted during the annual period by strong quarterly operating results.

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt by its positions in specialty consumer finance company Alliance Data Systems, electronic instruments and electromechanical devices manufacturer Ametek and regulated medical waste management services provider Stericycle. Each of these companies’ stocks declined on weaker than expected quarterly operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established new Fund positions in flavor and other specialty food products manufacturer McCormick & Co., technology information services provider Gartner and specialty consumer finance company Jack Henry & Associates, each of which has produced strong and consistent operating results and stock performance in both the near term and long term.
Eliminations from the Fund’s portfolio during the semi-annual period included integrated energy company EQT and packaged bakery foods producer Flowers Foods, which we believe have each moved to a diminished long-term growth track.
Were there any notable changes in the Fund’s weightings during the six-month period?
We sold the Fund’s one energy holding during the semi-annual period, thus eliminating the Fund’s exposure to the energy sector. There were no other material changes in the Fund’s sector weightings during the six-month period ended June 30, 2016.
How was the Fund positioned relative to its benchmark index at the end of June 2016?
As of June 30, 2016, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the information technology, health care and utilities sectors on the same date. On June 30, 2016, the Fund held no positions at all in the telecommunication services or energy sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. We expect the number of holdings in the Fund to likely remain in the range of 40 to 45 stocks in the second half of 2016. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Fiserv, Inc.	43,400	$4,718,882	3.4%
Casey’s General Stores, Inc.	33,600	4,418,736	3.2%
Waste Connections, Inc.	61,100	4,402,255	3.2%
Ultimate Software Group, Inc. (The)	20,100	4,226,829	3.1%
Rollins, Inc.	137,400	4,021,698	2.9%
Henry Schein, Inc.	22,700	4,013,360	2.9%
IDEXX Laboratories, Inc.	42,400	3,937,264	2.8%
Church & Dwight Co., Inc.	38,000	3,909,820	2.8%
C.R. Bard, Inc.	16,200	3,809,592	2.8%
Arch Capital Group Ltd.	52,400	3,772,800	2.7%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2016

Shares		Value
COMMON STOCKS (96.6%)
	CONSUMER DISCRETIONARY (4.2%)
74,400	LKQ Corp.*	$2,358,480
44,000	TJX Companies, Inc. (The)	3,398,120
		5,756,600
	CONSUMER STAPLES (14.2%)
7,932	Boston Beer Co., Inc. (The) Class A*(1)	1,356,610
33,600	Casey’s General Stores, Inc.	4,418,736
38,000	Church & Dwight Co., Inc.	3,909,820
102,000	Hormel Foods Corp.	3,733,200
28,300	J&J Snack Foods Corp.	3,375,341
26,600	McCormick & Co., Inc.	2,837,422
		19,631,129
	ENERGY (0.7%)
22,400	Enbridge, Inc.(1)	948,864
	FINANCIALS (2.7%)
52,400	Arch Capital Group Ltd.*	3,772,800
	HEALTH CARE (13.6%)
16,200	C.R. Bard, Inc.	3,809,592
22,700	Henry Schein, Inc.*	4,013,360
42,400	IDEXX Laboratories, Inc.*	3,937,264
47,900	Mednax, Inc.*	3,469,397
9,900	Mettler-Toledo International, Inc.*	3,612,708
		18,842,321
	INDUSTRIALS (33.1%)
	COMMERCIAL SERVICES & SUPPLIES (8.1%)
137,400	Rollins, Inc.	4,021,698
26,800	Stericycle, Inc.*	2,790,416
61,100	Waste Connections, Inc.*	4,402,255
		11,214,369
Shares		Value
	ELECTRICAL EQUIPMENT (1.9%)
56,750	AMETEK, Inc.	$2,623,553
	ROAD & RAIL (1.4%)
22,200	Kansas City Southern	1,999,998
	MACHINERY (7.9%)
26,800	Middleby Corp. (The)*	3,088,700
21,400	Snap-on, Inc.	3,377,348
41,800	Toro Co. (The)	3,686,760
11,400	Wabtec Corp.	800,622
		10,953,430
	AEROSPACE & DEFENSE (7.1%)
37,983	HEICO Corp.	2,537,644
35,900	Teledyne Technologies, Inc.*	3,555,895
14,100	TransDigm Group, Inc.*	3,718,029
		9,811,568
	INDUSTRIAL CONGLOMERATES (6.7%)
31,900	Carlisle Companies, Inc.	3,371,192
26,700	Danaher Corp.	2,696,700
18,500	Roper Technologies, Inc.	3,155,360
		9,223,252
		45,826,170
	INFORMATION TECHNOLOGY (21.0%)
9,300	Alliance Data Systems Corp.*	1,822,056
62,100	Amphenol Corp. Class A	3,560,193
36,200	ANSYS, Inc.*	3,285,150
14,600	CGI Group, Inc. Class A*	623,566
43,400	Fiserv, Inc.*	4,718,882
24,000	Gartner, Inc.*	2,337,840
10,400	Jack Henry & Associates, Inc.	907,608
47,900	Open Text Corp.	2,833,764
14,800	Tyler Technologies, Inc.*	2,467,308
20,100	Ultimate Software Group, Inc. (The)*	4,226,829
25,500	WEX, Inc.*	2,261,085
		29,044,281
Shares		Value
	MATERIALS (7.1%)
22,300	Crown Holdings, Inc.*	$1,129,941
26,000	Ecolab, Inc.	3,083,600
39,100	Silgan Holdings, Inc.	2,012,086
33,600	Valspar Corp. (The)	3,629,808
		9,855,435
TOTAL COMMON STOCKS (Cost $95,373,242) (96.6%)		133,677,600
SHORT-TERM INVESTMENTS (4.8%)
	MONEY MARKET FUNDS (4.8%)
4,258,966	State Street Institutional Liquid Reserves Fund	4,258,966
2,331,770	State Street Navigator Securities Lending Prime Portfolio(2)	2,331,770
TOTAL SHORT-TERM INVESTMENTS (Cost $6,590,736) (4.8%)		6,590,736
TOTAL INVESTMENT SECURITIES (101.4%) (Cost $101,963,978)		$140,268,336
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.4%)		(1,908,798)
NET ASSETS (100%)		$138,359,538
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($138,359,538 ÷ 8,583,436 shares outstanding)		$16.12
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2016, the market value of the securities on loan was $2,356,783.

(2)
Securities with an aggregate market value of  $2,356,783 were out on loan in exchange for $2,331,770 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$133,677,600	$—	$—	$133,677,600
Short-Term Investments	6,590,736	—	—	6,590,736
Total Investments in Securities	$140,268,336	$—	$—	$140,268,336

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE INCOME AND GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is income, as high and dependable as is consistent with reasonable risk, and capital growth to increase total return.
To achieve the Fund’s goals, the Adviser invests not less than 50% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion).
Manager Discussion of Fund Performance
Below, Value Line Income and Growth Fund, Inc. portfolio managers Cindy Starke, Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -1.66% during the six months ended June 30, 2016. This compares to the 4.43% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund was hurt most by stock selection in equities. The equity portion of the Fund is invested primarily in large-cap growth stocks, which was one of the worst performing segments of the U.S. equity market during the semi-annual period. Within the U.S. equity market, large-cap stocks underperformed small-cap and mid-cap stocks, as measured by the S&P indices, and value stocks outperformed growth stocks across the capitalization spectrum during the semi-annual period.
Asset allocation overall also detracted, albeit more modestly, from the Fund’s relative performance. Its overweight to equities and underweight to fixed income, relative to the blended benchmark, hurt, as fixed income outperformed equities during the semi-annual period. U.S. equities, as measured by the S&P 500® Index, were up 3.84% during the semi-annual period, and bonds, as measured by the Barclays Index, posted a return of 5.31%. As both equities and fixed income gained ground during the semi-annual period, having an allocation to cash and cash equivalents further dampened relative results.
Which equity market sectors most significantly affected Fund performance?
Stock selection in the industrials, health care, financials and consumer discretionary sectors detracted most from the Fund’s results. Having underweighted allocations to energy and consumer staples, which each outperformed the S&P 500® Index during the semi-annual period, and having overweighted allocations to consumer discretionary, health care and information technology, which each lagged the S&P 500® Index during the semi-annual period, also hurt. Further, having no exposure to the utilities and telecommunication services sectors, which each performed well amidst the volatility that drove investors to more traditionally defensive sectors, dampened relative results. The only equity market sector to contribute positively to the Fund’s relative results during the semi-annual period was information technology. Information technology overall was one of the weakest sectors in the S&P 500® Index during the semi-annual period, as investors shifted to more traditionally defensive sectors. While the Fund’s overweighted allocation to information technology hurt, this was more than offset by effective stock selection within the sector. The Fund particularly benefited from positions in GrubHub, Pandora Media and Facebook, which each saw its shares gain during the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were Vertex Pharmaceuticals, Allergan and Lions Gate Entertainment.
Vertex Pharmaceuticals and Allergan are both drug companies within the health care sector. Although the health care sector managed to eke out a slight absolute gain during the semi-annual period, as measured by the S&P 500® Index, companies in the pharmaceutical, biotechnology and life sciences industries sold off sharply despite their solid business fundamentals and growth outlooks. From a more company-specific perspective, shares of Vertex Pharmaceuticals sold off with the downdraft in biotechnology companies and on a disappointing first quarter 2016 earnings release. Its launch of Orkambi, a cystic fibrosis drug, has gone slower than the company expected, and its management guidance for 2016 came in below market expectations. Nevertheless, we added to the Fund’s position in Vertex Pharmaceuticals during the semi-annual period, as we believe its longer-term story remained intact. Shares of Allergan fell sharply in April 2016 when Pfizer was forced to walk away from acquiring the company after the U.S. Treasury Department issued new rules aimed at preventing this acquisition from occurring. We had significantly trimmed the Fund’s position in Allergan earlier in the semi-annual period, before the deal fell through, at

VALUE LINE INCOME AND GROWTH FUND, INC.   (continued)

higher prices and then added modestly to the position later in the semi-annual period after we knew the deal would not be consummated and when its share price was much lower. Lions Gate Entertainment develops and distributes film entertainment content. The company produces motion pictures, television programming, animation and digital media. Its shares sold off after the company reported weaker than expected results due to underperformance of its film slate, especially Mockingjay 2. Still, we added to the Fund’s position in its stock given our constructive view of its prospects ahead.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the Fund’s relative results were biotechnology firm Medivation, online and mobile platform operator for restaurant pick-up and delivery orders GrubHub and luxury hotel owner Starwood Hotels & Resorts Worldwide. Shares of Medivation rose significantly on a takeover proposal from Sanofi. We added to the Fund’s position in Medivation opportunistically during the semi-annual period. GrubHub, known to many of its users by its Seamless brand, is the leading online food delivery service in the U.S. with an estimated market share of more than 50%. Its shares performed well, posting robust double-digit gains, in reaction to better than expected earnings reports. We added to the Fund’s position in GrubHub opportunistically at what we considered to be attractive prices during short-lived market sell-offs. Shares of Starwood Hotels & Resorts Worldwide rose as Marriot International raised its acquisition price for the company when another suitor, Chinese firm Anbang Insurance Group, came in with a better offer. We trimmed the Fund’s position in Starwood Hotels & Resorts Worldwide by the end of the semi-annual period.
Did the equity portion of the Fund make any significant purchases or sales?
We established a Fund position in Zoetis, a global leader in animal health medicines and vaccines for pets and livestock, which was spun off of pharmaceutical giant Pfizer in 2013. In our view, the animal therapeutics market is a large and attractive one, with an estimated size of  $25 billion, that tends to experience steady rather than cyclical growth. We established a Fund position in March 2016 when its shares were under pressure, and its shares rebounded since the Fund’s purchase. We also initiated a Fund position in Monster Beverage, a leading player in the fast-growing energy drink market. Monster Beverage’s partnership with Coca-Cola, through which the world’s soft drink leader took a 16.7% stake in Monster Beverage in 2015 and became its global distribution partner, should, we believe, lead to higher growth rates, profitability and geographic diversification as the company leverages this important relationship with Coca-Cola.
We sold the Fund’s position in professional social media network LinkedIn after Microsoft announced its acquisition of the company at a nearly 50% premium to the previous day close. We also exited the Fund’s position in airline American Airlines Group, as we grew concerned about industry pricing and the potential for additional capacity.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semi-annual period, we decreased the Fund’s weighting relative to the S&P 500® Index in the financials sector. We completely eliminated the Fund’s exposure to the energy sector. We increased the Fund’s relative positions in the materials, information technology and health care sectors during the semi-annual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2016?
As of June 30, 2016, the Fund was overweighted relative to the S&P 500® Index in the consumer discretionary, information technology and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the industrials, consumer staples, financials and materials sectors on the same date. The Fund had no exposure to the utilities, telecommunication services and energy sectors at the end of June 2016.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund detracted from its performance relative to the Barclays Index during the semi-annual period. We had expected the Federal Reserve (the Fed) to begin raising interest rates and kept the fixed income portion of the Fund’s duration shorter than that of the Barclays Index accordingly, but this short duration stance hurt the fixed income portion of the Fund’s results as the Fed remained on hold and interest rates surprised on the downside. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Barclays Index in investment grade corporate bonds contributed positively, as this was a strongly performing sector during the semi-annual period. Having a modest exposure to high yield corporate bonds, which are not a component of the Barclays Index, also proved beneficial, as this sector posted strong total returns that outpaced the Barclays Index during the semi-annual period. The fixed income portion of the Fund also benefited from its overweights to taxable municipal bonds and commercial mortgage-backed securities (CMBS), which performed well. An underweighted allocation to short-term U.S. Treasuries (i.e. with maturities of less than three years) added value, as returns for this segment of the market were relatively weak. Issue selection was especially effective among long-dated bonds, which posted strong returns amidst a low inflationary environment.
Conversely, overweighted positions in mortgage-backed securities and asset-backed securities detracted, as each of these securitized sectors lagged the Barclays Index during the semi-annual period. Also, while modest, an underweight in long-dated U.S. Treasuries hurt results given the impressive returns of this market segment. Having an underweight in emerging markets debt was also a detractor from returns, as this sector rallied during the semi-annual period. Within the corporate bond sector, an underweight in the metals and mining industry and positions in bank issues dampened relative results most.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
As the Fed’s stance became more dovish and it appeared that interest rates were likely to stay lower for longer, we made several changes that we felt would be beneficial to the fixed income portion of the Fund amidst a persistently low interest rate environment. For example, we added to the fixed income portion of the Fund’s exposure to investment grade and high yield corporate bonds and decreased its allocation to U.S. Treasuries. We also lengthened the fixed income portion of the Fund’s duration somewhat, as inflation appeared to be well-contained.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2016?
At the end of June 2016, the fixed income portion of the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds and the securitized sector overall, specifically asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities. The fixed income portion of the Fund remained underweight relative to the Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income. The fixed income portion of the Fund was also underweight emerging markets debt relative to the Barclays Index at the end of the semi-annual period.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of December 2015, the Fund had a weighting of approximately 69% in stocks, 23% in fixed income securities and 8% in cash equivalents. Some changes were based on active management decisions. For example, during the first half of 2016, we added to the Fund’s equity allocation during the market volatility and slightly reduced its fixed income exposure as we believed the risk/reward seemed more favorable for equities going forward. At June 30, 2016, the Fund had a weighting of approximately 79% in stocks, 20% in fixed income securities and 1% in cash equivalents.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
With short-term interest rates and inflation still low and with the Fed endorsing a conservative path of interest rate increases, we believe there are many stocks that offer attractive dividend income and capital appreciation potential. Thus, we intend to continue to build and own a diversified equity portfolio of high quality companies with good balance sheets and the ability to grow their sales and earnings in a low growth world. We also intend to continue to monitor closely the pace of U.S. and global economic growth, the job market and the inflation rate, as these factors, along with potential changes to the Fed’s stance on the economy and its path for raising interest rates, are likely to impact the Fund’s equity holdings. At the end of the semi-annual period, we remained comfortable with the Fund’s underweighted allocation to fixed income, as we saw better return potential in equities. As always, our goal is to preserve capital in the near term while generating solid total return (i.e., income plus capital appreciation) over the long term and across economic cycles. Any marked change in the U.S. economy to either faster or slower growth may influence our tactical view and influence our asset allocation and sector exposure going forward.

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at June 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Celgene Corp.	108,000	$10,652,040	3.5%
Facebook, Inc.	90,000	10,285,200	3.4%
Medivation, Inc.	170,000	10,251,000	3.3%
Activision Blizzard, Inc.	214,000	8,480,820	2.8%
Allergan PLC	32,000	7,394,880	2.4%
Starbucks Corp.	118,000	6,740,160	2.2%
Visa, Inc.	90,000	6,675,300	2.2%
Gilead Sciences, Inc.	75,000	6,256,500	2.0%
Medtronic PLC	69,000	5,987,130	2.0%
Edwards Lifesciences Corp.	58,000	5,784,340	1.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Income and Growth Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2016

Shares		Value
COMMON STOCKS (79.2%)
	CONSUMER DISCRETIONARY (18.6%)
7,000	Amazon.com, Inc.*	$5,009,340
40,000	Comcast Corp. Class A	2,607,600
26,000	Home Depot, Inc.	3,319,940
195,000	Lions Gate Entertainment Corp.(1)	3,944,850
38,000	Netflix, Inc.*	3,476,240
90,000	NIKE, Inc. Class B	4,968,000
1,800	Priceline Group, Inc. (The)*	2,247,138
118,000	Starbucks Corp.	6,740,160
32,000	Starwood Hotels & Resorts Worldwide, Inc.	2,366,400
53,000	Texas Roadhouse, Inc.	2,416,800
32,000	TJX Companies, Inc. (The)	2,471,360
160,000	Toll Brothers, Inc.*	4,305,600
115,000	Urban Outfitters, Inc.*	3,162,500
34,000	Vail Resorts, Inc.	4,699,820
52,000	Walt Disney Co. (The)	5,086,640
		56,822,388
	CONSUMER STAPLES (4.1%)
35,000	CVS Health Corp.	3,350,900
35,000	Estee Lauder Companies, Inc. (The) Class A	3,185,700
29,000	Mead Johnson Nutrition Co.	2,631,750
22,000	Monster Beverage Corp.*	3,535,620
		12,703,970
	FINANCIALS (7.8%)
21,000	American Tower Corp. REIT	2,385,810
250,000	Bank of America Corp.	3,317,500
9,100	BlackRock, Inc.	3,117,023
155,000	Blackstone Group L.P. (The)	3,803,700
127,000	Charles Schwab Corp. (The)	3,214,370
93,000	JPMorgan Chase & Co.	5,779,020
32,000	Lamar Advertising Co. REIT Class A	2,121,600
		23,739,023
	HEALTH CARE (23.9%)
45,000	Alexion Pharmaceuticals, Inc.*	5,254,200
32,000	Allergan PLC*	7,394,880
Shares		Value
	HEALTH CARE (23.9%) (continued)
15,500	Biogen, Inc.*	$3,748,210
31,000	BioMarin Pharmaceutical, Inc.*	2,411,800
108,000	Celgene Corp.*	10,652,040
49,000	Cerner Corp.*	2,871,400
58,000	Edwards Lifesciences Corp.*	5,784,340
75,000	Gilead Sciences, Inc.	6,256,500
19,000	Intercept Pharmaceuticals, Inc.*(1)	2,710,920
170,000	Medivation, Inc.*	10,251,000
69,000	Medtronic PLC	5,987,130
34,237	Teva Pharmaceutical Industries Ltd. ADR	1,719,725
56,000	Vertex Pharmaceuticals, Inc.*	4,817,120
70,000	Zoetis, Inc.	3,322,200
		73,181,465
	INDUSTRIALS (1.0%)
86,000	Delta Air Lines, Inc.	3,132,980
	INFORMATION TECHNOLOGY (23.0%)
214,000	Activision Blizzard, Inc.	8,480,820
84,000	Akamai Technologies, Inc.*	4,698,120
33,000	Alibaba Group Holding, Ltd. ADR*	2,624,490
4,500	Alphabet, Inc. Class C*	3,114,450
8,000	Alphabet, Inc. Class A*	5,628,240
48,000	Apple, Inc.	4,588,800
10,000	Baidu, Inc. ADR*	1,651,500
30,000	BROADCOM, Ltd.	4,662,000
96,000	Cisco Systems, Inc.	2,754,240
40,000	Cognizant Technology Solutions Corp. Class A*	2,289,600
90,000	Facebook, Inc. Class A*	10,285,200
140,000	GrubHub, Inc.*(1)	4,349,800
52,000	Mobileye N.V.*(1)	2,399,280
200,000	Pandora Media, Inc.*(1)	2,490,000
105,000	PayPal Holdings, Inc.*	3,833,550
90,000	Visa, Inc. Class A	6,675,300
		70,525,390
	MATERIALS (0.8%)
25,000	Monsanto Co.	2,585,250
TOTAL COMMON STOCKS (Cost $223,112,741) (79.2%)		242,690,466
Principal Amount		Value
ASSET-BACKED SECURITIES (0.7%)
$218,000	Ally Auto Receivables Trust, Series 2015-SN1, Class A3, 1.21%, 12/20/17	$218,037
130,000	Capital Auto Receivables Asset Trust, Series 2014-3, Class A3, 1.48%, 11/20/18	130,268
250,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	252,238
150,000	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	151,324
100,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	101,295
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	159,640
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	255,028
150,000	Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A, 1.92%, 1/15/19	150,604
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	101,896
100,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	102,973
450,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	452,137
TOTAL ASSET-BACKED SECURITIES (Cost $2,065,160) (0.7%)		2,075,440
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
282,287	Bear Stearns Commercial Mortgage Securities Trust, Series 2007- PW17, Class A4, 5.69%, 6/11/50(3)	291,713
175,467	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	175,804

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%) (continued)
$100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	$109,251
333,698	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	336,765
344,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	365,315
68,594	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.45%, 12/25/45(2)(3)	67,812
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.27%, 4/25/46(2)(3)	121,958
210,151	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	208,028
250,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(3)	248,927
250,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	268,342
169,589	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	176,183
100,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	106,506
142,041	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.54%, 4/25/45(3)	142,041
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	261,306
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	407,731
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%) (continued)
$100,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	$104,644
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	155,713
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	206,984
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class B, 4.88%, 1/15/59(3)	267,554
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	216,947
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,282,664) (1.4%)		4,239,524
CORPORATE BONDS & NOTES (8.8%)
	BASIC MATERIALS (0.3%)
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	159,375
250,000	Ecolab, Inc., Senior Unsecured Notes, 3.25%, 1/14/23	262,482
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	214,136
100,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33(1)	110,593
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	155,250
		901,836
	COMMUNICATIONS (0.8%)
100,000	Amazon.com, Inc., Senior Unsecured Notes, 3.30%, 12/5/21(1)	107,896
150,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	176,431
150,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	152,049
200,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	208,863
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	206,397
Principal Amount		Value
	COMMUNICATIONS (0.8%) (continued)
$250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	$265,581
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	159,071
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	154,096
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	156,375
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	203,139
150,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	154,687
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	279,287
100,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	105,815
		2,329,687
	CONSUMER, CYCLICAL (0.8%)
100,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	109,750
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	154,500
300,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	303,690
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	202,461
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	100,520
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	168,750
100,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	109,877
150,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	153,927

See Notes to Financial Statements.

June 30, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	CONSUMER, CYCLICAL (0.8%) (continued)
$25,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	$29,743
150,000	NIKE, Inc., Senior Unsecured Notes, 3.88%, 11/1/45	166,284
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	102,179
100,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44(1)	98,028
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22(1)	157,875
125,000	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, 6/1/22	129,531
100,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	99,000
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	255,950
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22(1)	251,562
		2,593,627
	CONSUMER, NON-CYCLICAL (1.3%)
255,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	258,476
150,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25(1)	157,342
100,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	100,834
175,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	205,072
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	254,586
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	258,375
Principal Amount		Value
	CONSUMER, NON-CYCLICAL (1.3%) (continued)
$100,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.75%, 8/15/22	$104,625
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	153,649
200,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	205,162
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	205,000
150,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	163,040
100,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	102,792
250,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	267,428
250,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	298,357
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(1)	156,375
150,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	149,834
100,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	114,354
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	103,259
100,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	103,000
150,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	160,494
200,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	210,651
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	114,102
Principal Amount		Value
	CONSUMER, NON-CYCLICAL (1.3%) (continued)
$200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	$202,126
		4,048,933
	ENERGY (0.5%)
150,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17(1)	146,625
100,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	89,624
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	167,678
400,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42(1)	422,093
50,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	52,735
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	167,271
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	218,439
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	274,761
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	164,576
		1,703,802
	FINANCIAL (3.8%)
200,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	207,972
225,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	231,750
150,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	153,000
250,000	American Express Co., Senior Unsecured Notes, 1.24%, 5/22/18(3)	249,452

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	FINANCIAL (3.8%) (continued)
$250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	$278,507
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	260,650
150,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	157,195
125,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	127,309
250,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	273,375
100,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	103,372
300,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	321,494
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	302,653
250,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20(1)	257,216
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	275,850
150,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	167,991
250,000	Boston Properties L.P., Senior Unsecured Notes, 3.13%, 9/1/23	256,978
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	256,357
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	260,822
225,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	242,943
Principal Amount		Value
	FINANCIAL (3.8%) (continued)
$100,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	$105,158
350,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	361,963
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(2)	252,742
175,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	189,986
100,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17(1)	99,720
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21(1)	112,407
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	256,234
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	264,424
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20(1)	156,324
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	123,353
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	152,740
100,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	109,938
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	262,787
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)(2)	274,485
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	251,432
250,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	256,879
Principal Amount		Value
	FINANCIAL (3.8%) (continued)
$350,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	$358,680
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	273,764
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(1)	255,835
300,000	PNC Funding Corp., Guaranteed Notes, 3.30%, 3/8/22	319,051
250,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	256,929
500,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	500,874
250,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	246,869
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21(1)	285,968
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	205,122
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	152,500
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	103,594
500,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	536,326
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	114,945
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	126,436
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(1)	285,925
		11,638,276
	INDUSTRIAL (0.5%)
50,000	Allegion PLC, Guaranteed Notes, 5.88%, 9/15/23	53,000

See Notes to Financial Statements.

June 30, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	INDUSTRIAL (0.5%) (continued)
$200,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	$208,500
150,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	163,354
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	258,228
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	264,141
500,000	Union Pacific Corp., Senior Unsecured Notes, 4.00%, 2/1/21	550,737
		1,497,960
	TECHNOLOGY (0.3%)
150,000	Analog Devices, Inc., Senior Unsecured Notes, 3.90%, 12/15/25	167,208
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	129,158
100,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	107,297
175,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	197,339
200,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25(1)	212,544
		813,546
	UTILITIES (0.5%)
150,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	170,490
100,000	Consumers Energy Co., 3.13%, 8/31/24	105,992
100,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	110,647
250,000	Florida Power & Light Co., 4.05%, 6/1/42	279,458
100,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	100,076
Principal Amount		Value
	UTILITIES (0.5%) (continued)
$150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	$155,574
100,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26(1)	104,137
100,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23	105,031
250,000	South Carolina Electric & Gas Co., 4.35%, 2/1/42	271,820
100,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	103,660
		1,506,885
TOTAL CORPORATE BONDS & NOTES (Cost $26,156,632) (8.8%)		27,034,552
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20(1)	277,500
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	270,000
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $514,205) (0.2%)		547,500
LONG-TERM MUNICIPAL SECURITIES (0.6%)
	CALIFORNIA (0.1%)
200,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	273,522
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	95,622
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	65,485
		434,629
Principal Amount		Value
	FLORIDA (0.0%)
$75,000	Florida State Department of Environmental Protection Revenue, Build America Bonds, Revenue Bonds, Series B, 5.31%, 7/1/18	$81,107
	NEW YORK (0.3%)
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	261,830
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	205,611
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	114,461
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	255,820
		837,722
	TEXAS (0.2%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	288,727
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	271,180
		559,907
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,803,156) (0.6%)		1,913,365

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
SHORT-TERM MUNICIPAL SECURITIES (0.0%)
$125,000	Metropolitan Government of Nashville & Davidson County Tennessee Convention Center Authority, Build America Bonds, Revenue Bonds, Subser. B, 4.86%, 7/1/16	$125,015
TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $125,000) (0.0%)		125,015
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.3%)
250,000	FHLB, 1.63%, 2/27/19	255,262
327,442	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	333,372
61,008	FHLMC Gold PC Pool #A46044, 5.00%, 7/1/35	67,631
227,342	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	251,758
50,017	FHLMC Gold PC Pool #A89430, 4.50%, 10/1/39	54,645
145,799	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	156,156
230,106	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	241,964
59,346	FHLMC Gold Pool #A84814, 4.50%, 3/1/39	64,673
58,322	FHLMC Gold Pool #A96997, 4.50%, 2/1/41	64,065
233,368	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	250,908
321,217	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	333,773
59,500	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	61,826
570,925	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	604,974
135,663	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	143,318
97,285	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	102,774
63,184	FNMA Pool #254733, 5.00%, 4/1/23	70,116
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.3%) (continued)
$436,942	FNMA Pool #254954, 4.50%, 10/1/23	$476,624
221,514	FNMA Pool #745275, 5.00%, 2/1/36	246,564
25,442	FNMA Pool #832199, 4.50%, 7/1/35	27,872
256,469	FNMA Pool #844809, 5.00%, 11/1/35	285,065
8,058	FNMA Pool #910242, 5.00%, 3/1/37	8,941
40,329	FNMA Pool #973333, 4.50%, 2/1/38	44,127
7,793	FNMA Pool #975116, 5.00%, 5/1/38	8,646
137,621	FNMA Pool #AA0466, 4.50%, 2/1/39	150,168
7,935	FNMA Pool #AB1259, 5.00%, 7/1/40	8,820
293,912	FNMA Pool #AB1796, 3.50%, 11/1/40	310,867
139,963	FNMA Pool #AB2660, 3.50%, 5/1/21	148,411
103,138	FNMA Pool #AB3218, 3.50%, 7/1/31	109,500
436,690	FNMA Pool #AB3900, 3.00%, 11/1/26	458,569
15,849	FNMA Pool #AB3943, 4.00%, 11/1/41	17,015
290,126	FNMA Pool #AB5231, 2.50%, 5/1/27	301,034
161,607	FNMA Pool #AC5822, 4.50%, 5/1/40	176,771
226,982	FNMA Pool #AD7128, 4.50%, 7/1/40	248,755
149,139	FNMA Pool #AD8529, 4.50%, 8/1/40	163,293
116,589	FNMA Pool #AH3226, 5.00%, 2/1/41	129,548
252,010	FNMA Pool #AH4493, 4.50%, 2/1/41	276,279
151,654	FNMA Pool #AI1019, 4.50%, 5/1/41	166,286
20,762	FNMA Pool #AK6513, 4.00%, 3/1/42	22,317
556,553	FNMA Pool #AL0657, 5.00%, 8/1/41	620,381
47,317	FNMA Pool #AL3192, 5.00%, 5/1/42	52,743
348,601	FNMA Pool #AQ1853, 3.00%, 11/1/42	362,578
216,208	FNMA Pool #AS0560, 4.50%, 9/1/43	236,218
359,897	FNMA Pool #AS0865, 2.50%, 10/1/28	373,469
129,725	FNMA Pool #AS1529, 3.00%, 1/1/29	136,085
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.3%) (continued)
$95,687	FNMA Pool #AS3789, 4.50%, 11/1/44	$104,439
148,340	FNMA Pool #AS4503, 3.00%, 2/1/30	155,599
268,421	FNMA Pool #AS4928, 3.50%, 5/1/45	283,296
123,713	FNMA Pool #AS6205, 3.50%, 11/1/45	130,581
62,979	FNMA Pool #AT8849, 4.00%, 6/1/43	67,827
187,904	FNMA Pool #AU1847, 3.00%, 9/1/43	195,399
198,770	FNMA Pool #AU3621, 3.00%, 7/1/43	206,728
337,542	FNMA Pool #AU5409, 3.00%, 8/1/43	350,609
141,775	FNMA Pool #AU5653, 4.00%, 9/1/43	152,067
179,508	FNMA Pool #AU6562, 3.50%, 12/1/43	189,714
83,632	FNMA Pool #AU7025, 3.00%, 11/1/43	86,966
149,288	FNMA Pool #AV3310, 4.50%, 1/1/44	163,180
63,642	FNMA Pool #AX1138, 3.50%, 9/1/44	67,166
178,342	FNMA Pool #AY2728, 2.50%, 2/1/30	184,686
241,566	FNMA Pool #BA6555, 3.00%, 1/1/46	250,917
29,692	FNMA Pool #MA0406, 4.50%, 5/1/30	32,392
92,101	FNMA Pool #MA0577, 3.50%, 11/1/20	97,660
318,670	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	324,432
103,038	GNMA I Pool #539285, 3.00%, 5/15/42	107,738
47,430	GNMA I Pool #744842, 3.00%, 5/15/42	49,593
176,334	GNMA II Pool #MA1520, 3.00%, 12/20/43	184,984
309,840	GNMA II Pool #MA1521, 3.50%, 12/20/43	330,132
579,764	GNMA II Pool #MA1839, 4.00%, 4/20/44	620,074
71,788	GNMA II Pool #MA2445, 3.50%, 12/20/44	76,232
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,806,566) (4.3%)		13,036,572
U.S. TREASURY OBLIGATIONS (3.7%)
200,000	U.S. Treasury Bonds, 5.25%, 11/15/28	281,516

See Notes to Financial Statements.

June 30, 2016

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (3.7%) (continued)
$350,000	U.S. Treasury Bonds, 5.25%, 2/15/29	$494,894
500,000	U.S. Treasury Bonds, 3.13%, 11/15/41	590,449
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	275,449
700,000	U.S. Treasury Bonds, 2.88%, 5/15/43	787,144
200,000	U.S. Treasury Bonds, 3.75%, 11/15/43	263,875
250,000	U.S. Treasury Bonds, 3.63%, 2/15/44	322,344
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	123,246
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	353,133
100,000	U.S. Treasury Bonds, 3.00%, 11/15/44	114,977
100,000	U.S. Treasury Notes, 0.63%, 5/31/17	100,090
200,000	U.S. Treasury Notes, 0.88%, 10/15/17	200,789
680,000	U.S. Treasury Notes, 0.75%, 12/31/17	681,780
200,000	U.S. Treasury Notes, 0.75%, 3/31/18	200,547
400,000	U.S. Treasury Notes, 1.38%, 9/30/18	406,609
800,000	U.S. Treasury Notes, 1.38%, 11/30/18	813,844
100,000	U.S. Treasury Notes, 1.38%, 2/28/19	101,816
450,000	U.S. Treasury Notes, 1.63%, 12/31/19	462,428
550,000	U.S. Treasury Notes, 3.63%, 2/15/20	605,215
600,000	U.S. Treasury Notes, 1.38%, 3/31/20	611,344
250,000	U.S. Treasury Notes, 1.13%, 4/30/20	252,451
450,000	U.S. Treasury Notes, 1.38%, 4/30/20	458,473
Principal Amount		Value
$350,000	U.S. Treasury Notes, 2.25%, 4/30/21	$370,439
200,000	U.S. Treasury Notes, 1.88%, 11/30/21	208,266
450,000	U.S. Treasury Notes, 2.13%, 12/31/21	474,416
600,000	U.S. Treasury Notes, 1.75%, 3/31/22	619,945
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	51,273
100,000	U.S. Treasury Notes, 2.00%, 11/30/22	104,660
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	157,113
400,000	U.S. Treasury Notes, 2.38%, 8/15/24	430,562
220,000	U.S. Treasury Notes, 2.25%, 11/15/24	234,678
125,000	U.S. Treasury Notes, 2.13%, 5/15/25	132,036
100,000	U.S. Treasury Notes, 2.25%, 11/15/25	106,688
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,549,628) (3.7%)		11,392,489
Shares		Value
SHORT-TERM INVESTMENTS (7.3%)
	MONEY MARKET FUNDS (7.3%)
19,590,178	State Street Navigator Securities Lending Prime Portfolio(4)	19,590,178
2,692,295	State Street Institutional Liquid Reserves Fund	2,692,295
TOTAL SHORT-TERM INVESTMENTS (Cost $22,282,473) (7.3%)		22,282,473
TOTAL INVESTMENT SECURITIES (106.2%) (Cost $303,698,225)		$325,337,396
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.2%)		(19,011,463)
NET ASSETS (100%)		$306,325,933
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2016, the market value of the securities on loan was $19,085,474.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $19,085,474 were out on loan in exchange for $19,590,178 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

AGM
Assured Guaranty Municipal

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$242,690,466	$—	$—	$242,690,466
Asset-Backed Securities	—	2,075,440	—	2,075,440
Commercial Mortgage-Backed Securities	—	4,239,524	—	4,239,524
Corporate Bonds & Notes*	—	27,034,552	—	27,034,552
Foreign Government Obligations	—	547,500	—	547,500
Long-Term Municipal Securities*	—	1,913,365	—	1,913,365
Short-Term Municipal Securities	—	125,015	—	125,015
U.S. Government Agency Obligations	—	13,036,572	—	13,036,572
U.S. Treasury Obligations	—	11,392,489	—	11,392,489
Short-Term Investments	22,282,473	—	—	22,282,473
Total Investments in Securities	$264,972,939	$60,364,457	$—	$325,337,396
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is to realize capital growth.
To achieve the Fund’s investment objective the Adviser invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks of larger companies by capitalization that are ranked 1, 2, or 3 by the Ranking System. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -3.96% during the six months ended June 30, 2016. This compares to the 3.84% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund underperformed the S&P 500® Index during the six-month reporting period attributable primarily to stock selection. The Fund’s focus on investments in leading large-cap growth stocks particularly hurt, as large-cap growth stocks were one of the weakest segments of the U.S. equity market during the semi-annual period. Sector allocation as a whole also detracted. Our long-term outlook and focused growth strategy kept the Fund out of several top performing sectors, including energy, utilities and telecommunication services, as the companies in these sectors did not meet our growth targets. Further, an emphasis on faster growing sectors of the market, such as information technology, consumer discretionary and health care, dampened relative results, as each of these sectors lagged the S&P 500® Index during the semi-annual period. Market volatility drove investors to a more defensive stance, boosting shares of utilities, telecommunication services and consumer staples companies overall.
Which equity market sectors most significantly affected Fund performance?
The Fund was invested in only six sectors of the S&P 500® Index during the semi-annual period. As mentioned earlier, not being invested in energy, utilities and telecommunication services hurt. Of those sectors in which the Fund was invested, stock selection in industrials, health care and financials detracted most. Having overweighted allocations to health care, consumer discretionary and information technology, which each lagged the S&P 500® Index during the semi-annual period, and having underweighted allocations to industrials and consumer staples, which each outpaced the S&P 500® Index during the semi-annual period, also hurt.
The only sector to contribute positively to the Fund’s relative results during the semi-annual period was financials. Financials was the weakest sector in the S&P 500® Index during the semi-annual period, as expectations for higher interest rates in 2016 were reduced based on the Brexit outcome, persistent global economic growth concerns and mixed job data in the U.S. In turn, the benefit of the Fund’s underweighted allocation to financials more than offset the detracting effect of weak stock selection in the sector.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were Vertex Pharmaceuticals, Celgene and Allergan — three leading drug companies within the health care sector. Although the health care sector managed to eke out a slight absolute gain during the semi-annual period, as measured by the S&P 500® Index, companies in the pharmaceutical, biotechnology and life sciences industries sold off sharply despite their solid business fundamentals and growth outlooks.
From a more company-specific perspective, shares of Vertex Pharmaceuticals sold off with the downdraft in biotechnology companies and on a disappointing first quarter 2016 earnings release. Its launch of Orkambi, a cystic fibrosis drug, has gone slower than the company expected, and its management guidance for 2016 came in below market expectations. Nevertheless, we added to the Fund’s position in Vertex Pharmaceuticals during the semi-annual period, as we believe its longer-term story remained intact. Similarly, Celgene’s shares declined significantly, as the company was not immune to the woes in the large-cap biotechnology industry during the semi-annual period, despite what we believe is one of the most attractive longer-term growth companies given its strong and visible growth. We added to the Fund’s position in Celgene on weakness. Shares of Allergan fell sharply in April 2016 when Pfizer was forced to walk away from acquiring the company after the U.S. Treasury Department

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
(continued)

issued new rules aimed at preventing this acquisition from occurring. We had significantly trimmed the Fund’s position in Allergan earlier in the semi-annual period, before the deal fell through, at higher prices and then added modestly to the position later in the semi-annual period after we knew the deal would not be consummated and when its share price was much lower.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were biotechnology firm Medivation, online and mobile platform operator for restaurant pick-up and delivery orders GrubHub and cardiovascular-focused medical device manufacturer Edwards Lifesciences. Shares of Medivation rose significantly on a takeover proposal from Sanofi. We added to the Fund’s position in Medivation opportunistically during the semi-annual period. GrubHub was a new position for the Fund during the semi-annual period. GrubHub, known to many of its users by its Seamless brand, is the leading online food delivery service in the U.S. with an estimated market share of more than 50%. We established the position in GrubHub after a steep sell-off in its share price in January 2016, and its shares subsequently rebounded to robust double-digit gains in reaction to better than expected earnings reports. Edwards Lifesciences saw its shares rise during the semi-annual period driven by a combination of better than expected results and superior clinical trial data, which many believe should lead to a bigger market opportunity for its transcatheter aortic valves.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
In addition to the purchase of GrubHub, mentioned earlier, we opportunistically initiated a Fund position in Toll Brothers, the nation’s leading luxury homebuilder, toward the end of the semi-annual period. In our view, Toll Brothers is in a rather unique position among its peers, as it is the only publicly-traded homebuilder focused on the higher end of the market. The average home price in its most recently-reported quarterly results was more than $873,000. We believe that Toll Brothers is well positioned for future sales and earnings growth based on a combination of higher prices and greater deliveries.
We sold the Fund’s position in CoStar Group, known as the leading provider of commercial real estate information and analytics, as we grew concerned that its upside potential was capped due to its premium valuation. We also exited the Fund’s position in professional social media network LinkedIn after Microsoft announced its acquisition of the company at a nearly 50% premium to the previous day close.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2016, we increased the Fund’s weightings relative to the S&P 500® Index in the consumer discretionary sector and decreased the Fund’s relative weighting in the financials sector.
How was the Fund positioned relative to its benchmark index at the end of June 2016?
As of June 30, 2016, the Fund was overweighted relative to the S&P 500® Index in the health care, consumer discretionary and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer staples, financials and industrials sectors on the same date. The Fund had no exposure to the utilities, telecommunication services, materials and energy sectors at the end of June 2016.
What is your tactical view and strategy for the months ahead?
Regardless of economic or market conditions, our strategy will remain constant with an emphasis on owning a focused portfolio of what we consider to be the best large-capitalization growth companies. We believe these companies can flourish in the coming years, as they are mainly driven by longer-term secular growth drivers and should be more immune to periods of economic weakness should such a scenario arise. It is also important to note that we take a long-term view on the Fund’s holdings and will seek to opportunistically trim and/or add to these holdings during periods of market volatility. We intend to continue to look for and to emphasize owning a focused portfolio of leading larger-capitalization growth stocks that generally are ranked in the higher categories of 1, 2 or 3 in the Value Line Timeliness™ Ranking System. As of June 30, 2016, a majority of the Fund’s assets were in stocks that met these criteria. We intend to seek investments in a diversified but focused portfolio of high quality large-cap growth companies that we believe are well positioned to grow sales and earnings over the next few years. As always, our goal is to generate solid returns through capital growth across market cycles.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Facebook, Inc.	100,000	$11,428,000	5.3%
Medivation, Inc.	185,000	11,155,500	5.2%
Alphabet, Inc.	15,500	10,904,715	5.0%
Amazon.com, Inc.	15,000	10,734,300	5.0%
Celgene Corp.	107,000	10,553,410	4.9%
Activision Blizzard, Inc.	235,000	9,313,050	4.3%
Starbucks Corp.	155,000	8,853,600	4.1%
Alexion Pharmaceuticals, Inc.	72,000	8,406,720	3.9%
Visa, Inc.	105,000	7,787,850	3.6%
Edwards Lifesciences Corp.	73,000	7,280,290	3.4%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2016

Shares		Value
COMMON STOCKS (99.7%)
	CONSUMER DISCRETIONARY (22.7%)
15,000	Amazon.com, Inc.*	$10,734,300
80,000	Michael Kors Holdings, Ltd.*	3,958,400
65,000	Netflix, Inc.*	5,946,200
75,000	NIKE, Inc. Class B	4,140,000
2,800	Priceline Group, Inc. (The)*	3,495,548
155,000	Starbucks Corp.	8,853,600
13,000	Tesla Motors, Inc.*(1)	2,759,640
36,000	TJX Companies, Inc. (The)	2,780,280
110,000	Toll Brothers, Inc.*	2,960,100
125,000	Urban Outfitters, Inc.*	3,437,500
		49,065,568
	CONSUMER STAPLES (6.3%)
33,500	Constellation Brands, Inc. Class A	5,540,900
33,000	Estee Lauder Companies, Inc. (The) Class A	3,003,660
32,000	Monster Beverage Corp.*	5,142,720
		13,687,280
	FINANCIALS (4.2%)
8,000	BlackRock, Inc.	2,740,240
121,000	Blackstone Group L.P. (The)	2,969,340
132,000	Charles Schwab Corp. (The)	3,340,920
		9,050,500
	HEALTH CARE (30.8%)
	BIOTECHNOLOGY (22.0%)
72,000	Alexion Pharmaceuticals, Inc.*	8,406,720
19,000	Biogen, Inc.*	4,594,580
40,000	BioMarin Pharmaceutical, Inc.*	3,112,000
107,000	Celgene Corp.*	10,553,410
Shares		Value
	BIOTECHNOLOGY (22.0%) (continued)
20,000	Intercept Pharmaceuticals, Inc.*(1)	$2,853,600
185,000	Medivation, Inc.*	11,155,500
80,000	Vertex Pharmaceuticals, Inc.*	6,881,600
		47,557,410
	HEALTH CARE TECHNOLOGY (3.3%)
56,000	Cerner Corp.*	3,281,600
85,000	Medidata Solutions, Inc.*	3,983,950
		7,265,550
	HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
73,000	Edwards Lifesciences Corp.*	7,280,290
	PHARMACEUTICALS (2.1%)
20,000	Allergan PLC*	4,621,800
		66,725,050
	INDUSTRIALS (1.8%)
110,000	Delta Air Lines, Inc.	4,007,300
	INFORMATION TECHNOLOGY (33.9%)
	IT SERVICES (7.1%)
56,000	Cognizant Technology Solutions Corp. Class A*	3,205,440
118,000	PayPal Holdings, Inc.*	4,308,180
105,000	Visa, Inc. Class A	7,787,850
		15,301,470
	INTERNET SOFTWARE & SERVICES (18.3%)
88,000	Akamai Technologies, Inc.*	4,921,840
40,000	Alibaba Group Holding, Ltd. ADR*	3,181,200
15,500	Alphabet, Inc. Class A*	10,904,715
14,000	Baidu, Inc. ADR*	2,312,100
100,000	Facebook, Inc. Class A*	11,428,000
125,000	GrubHub, Inc.*(1)	3,883,750
245,000	Pandora Media, Inc.*(1)	3,050,250
		39,681,855
Shares		Value
	SOFTWARE (6.3%)
235,000	Activision Blizzard, Inc.	$9,313,050
92,000	Mobileye N.V.*(1)	4,244,880
		13,557,930
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.2%)
62,000	NXP Semiconductors N.V.*	4,857,080
		73,398,335
TOTAL COMMON STOCKS (Cost $181,661,391) (99.7%)		215,934,033
SHORT-TERM INVESTMENTS (9.1%)
	MONEY MARKET FUNDS (9.1%)
17,073,750	State Street Navigator Securities Lending Prime Portfolio(2)	17,073,750
2,527,617	State Street Institutional Liquid Reserves Fund	2,527,617
TOTAL SHORT-TERM INVESTMENTS (Cost $19,601,367) (9.1%)		19,601,367
TOTAL INVESTMENT SECURITIES (108.8%) (Cost $201,262,758)		$235,535,400
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-8.8%)		(18,986,605)
NET ASSETS (100%)		$216,548,795
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2016, the market value of the securities on loan was $16,967,126.

(2)
Securities with an aggregate market value of  $16,967,126 were out on loan in exchange for $17,073,750 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$215,934,033	$—	$—	$215,934,033
Short-Term Investments	19,601,367	—	—	19,601,367
Total Investments in Securities	$235,535,400	$—	$—	$235,535,400
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2016 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$323,631,069	$140,268,336	$325,337,396	$235,535,400
Receivable for securities sold	1,344,681	49,912	1,049,191	1,821,527
Interest and dividends receivable	317,441	57,009	515,849	12,263
Receivable for capital shares sold	30,827	489,491	75,224	66,636
Receivable for securities lending income	2,904	437	12,092	13,757
Prepaid expenses	1,179	7,443	8,769	16,170
Total Assets	325,328,101	140,872,628	326,998,521	237,465,753
Liabilities:
Payable upon return of securities on loan (See Note 1J)	5,205,900	2,331,770	19,590,178	17,073,750
Payable for capital shares redeemed	363,975	10,764	316,469	41,215
Due to custodian	—	—	—	188,795
Payable for securities purchased	—	—	384,654	3,376,341
Accrued expenses:
Advisory fee	196,854	76,239	170,353	132,904
Service and distribution plan fees	65,012	27,520	63,910	26,817
Directors’ fees and expenses	5,832	240	7,587	1,162
Other	167,912	66,557	139,437	75,974
Total Liabilities	6,005,485	2,513,090	20,672,588	20,916,958
Net Assets	$319,322,616	$138,359,538	$306,325,933	$216,548,795
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$10,550,199	$8,583,436	$35,766,688	$8,589,947
Additional paid-in capital	133,364,121	92,755,907	240,343,942	157,299,045
Undistributed/(distributions in excess of) net investment income	(449,142)	(338,633)	(68,281)	(614,910)
Accumulated net realized gain/(loss) on investments and foreign currency	15,117,052	(945,530)	8,644,413	17,002,071
Net unrealized appreciation (depreciation) of:
Investments and foreign currency translations	160,740,386	38,304,358	21,639,171	34,272,642
Net Assets	$319,322,616	$138,359,538	$306,325,933	$216,548,795
Net Asset Value Per Share
Investor Class
Net Assets	$319,322,616	$138,359,538	$305,170,399	$216,312,749
Shares Outstanding	10,550,199	8,583,436	35,630,843	8,580,566
Net Asset Value, Offering and Redemption Price per Outstanding Share	$30.27	$16.12	$8.56	$25.21
Institutional Class
Net Assets	$—	$—	$1,155,534	$236,046
Shares Outstanding	—	—	135,845	9,381
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$—	$8.51	$25.16
* Includes securities on loan of	$5,156,120	$2,356,783	$19,085,474	$16,967,126
Cost of investments	$162,890,588	$101,963,978	$303,698,225	$201,262,758
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2016 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $21,661, $5,244, $5,569 and $0, respectively)	$1,492,828	$394,622	$1,293,172	$507,796
Interest	17,096	7,578	1,039,818	1,701
Securities lending income	11,895	3,641	36,942	79,589
Total Income	1,521,819	405,841	2,369,932	589,086
Expenses:
Advisory fee	1,167,583	418,187	1,055,903	800,218
Service and distribution plan fees	389,194	151,278	395,655	266,519
Sub-transfer agent fees	36,618	3,231	30,100	6,228
Transfer agent fees	98,251	63,436	96,311	75,230
Auditing and legal fees	91,748	35,259	98,145	65,770
Printing and postage	57,383	17,194	34,800	19,405
Directors’ fees and expenses	42,092	14,935	44,978	27,419
Custodian fees	32,156	12,174	58,558	21,357
Insurance	20,231	6,663	19,947	1,858
Tax expense	18,173	6,645	19,263	12,383
Registration and filing fees	15,605	13,459	37,204	33,534
Other	1,927	1,961	1,987	1,725
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	1,970,961	744,422	1,892,851	1,331,646
Less: Service and Distribution Plan Fees Waived	—	—	—	(106,607)
Less: Advisory Fees Waived and Expenses Reimbursed	—	—	(19,500)	(21,043)
Net Expenses	1,970,961	744,422	1,873,351	1,203,996
Net Investment Income/(Loss)	(449,142)	(338,581)	496,581	(614,910)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	11,389,816	2,502,351	1,736,025	13,817,241
Foreign currency translations	(1,635)	145	—	—
	11,388,181	2,502,496	1,736,025	13,817,241
Change in Net Unrealized Appreciation/ (Depreciation) of:
Investments	2,441,951	7,108,841	(8,849,294)	(22,751,507)
Foreign currency transactions	(91)	—	—	—
	2,441,860	7,108,841	(8,849,294)	(22,751,507)
Net Realized Gain/(Loss) on Investments and Foreign Exchange Transactions	13,830,041	9,611,337	(7,113,269)	(8,934,266)
Increase/(Decrease) in Net Assets from Operations	$13,380,899	$9,272,756	$(6,616,688)	$(9,549,176)
See Notes to Financial Statements.

[This Page Intentionally Left Blank.]

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2016 (unaudited) and
for the Year Ended December 31, 2015

	Value Line Premier Growth Fund, Inc.
	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(449,142)	$(944,365)
Net realized gain on investments and foreign currency	11,388,181	35,819,543
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	2,441,860	(33,075,870)
Net increase/(decrease) in net assets from operations	13,380,899	1,799,308
Distributions to Shareholders from:
Net investment income
Investor Class	—	—
Institutional Class(1)	—	—
Net realized gain from investment transactions
Investor Class	—	(49,267,213)
Institutional Class(1)	—	—
Total distributions	—	(49,267,213)
Share Transactions:
Proceeds from sale of shares
Investor Class	5,255,734	11,916,182
Institutional Class(1)	—	—
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	—	47,402,765
Institutional Class(1)	—	—
Cost of shares redeemed
Investor Class	(29,439,479)	(60,930,342)
Institutional Class(1)	—	—
Net increase/(decrease) in net assets from capital share transactions	(24,183,745)	(1,611,395)
Total increase/(decrease) in net assets	(10,802,846)	(49,079,300)
Net Assets:
Beginning of period	330,125,462	379,204,762
End of period	$319,322,616	$330,125,462
Distributions in excess of net investment income included in net assets, at end of period	$(449,142)	$—
Capital Share Transactions:
Shares sold
Investor Class	183,408	348,852
Institutional Class(1)	—	—
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	1,643,647
Institutional Class(1)	—	—
Shares redeemed
Investor Class	(1,042,438)	(1,790,435)
Institutional Class(1)	—	—
Net increase (decrease)	(859,030)	202,064

(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

	Value Line Mid Cap Focused Fund, Inc.		Value Line Income and Growth Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2016	Year Ended December 31, 2015	Six Months Ended June 30, 2016	Year Ended December 31, 2015	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(338,581)	$(653,392)	$496,581	$2,525,506	$(614,910)	$(1,259,113)
Net realized gain on investments and foreign currency	2,502,496	3,950,927	1,736,025	23,180,638	13,817,241	8,666,812
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	7,108,841	411,269	(8,849,294)	(29,777,087)	(22,751,507)	14,051,769
Net increase/(decrease) in net assets from operations	9,272,756	3,708,804	(6,616,688)	(4,070,943)	(9,549,176)	21,459,468
Distributions to Shareholders from:
Net investment income
Investor Class	—	—	(563,009)	(2,398,422)	—	—
Institutional Class	—	—	(1,853)	—	—	—
Net realized gain from investment transactions
Investor Class	—	—	—	(20,611,890)	—	(12,827,989)
Institutional Class(1)	—	—	—	(5,734)	—	(5,527)
Total distributions	—	—	(564,862)	(23,016,046)	—	(12,833,516)
Share Transactions:
Proceeds from sale of shares
Investor Class	15,662,846	2,876,372	6,807,590	68,999,864	3,228,039	9,408,323
Institutional Class(1)	—	—	1,031,158	100,000	132,000	100,000
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	—	—	515,671	21,497,928	—	12,288,591
Institutional Class(1)	—	—	1,853	5,734	—	5,527
Cost of shares redeemed
Investor Class	(5,443,036)	(13,047,858)	(45,089,359)	(85,966,678)	(10,447,282)	(17,790,762)
Institutional Class	—	—	(16,440)	—	—	—
Net increase/(decrease) in net assets from capital share transactions	10,219,810	(10,171,486)	(36,749,527)	4,636,848	(7,087,243)	4,011,679
Total increase/(decrease) in net assets	19,492,566	(6,462,682)	(43,931,077)	(22,450,141)	(16,636,419)	12,637,631
Net Assets:
Beginning of period 118,866,972	118,866,972	125,329,654	350,257,010	372,707,151	233,185,214	220,547,583
End of period	$138,359,538	$118,866,972	$306,325,933	$350,257,010	$216,548,795	$233,185,214
Distributions in excess of net investment income included in net assets, at end of period	$(338,633)	$(52)	$(68,281)	$—	$(614,910)	$—
Capital Share Transactions:
Shares sold
Investor Class	1,011,802	191,338	814,896	7,270,730	133,994	346,690
Institutional Class	—	—	126,329	10,638	5,538	3,631
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	—	61,171	2,454,598	—	469,747
Institutional Class	—	—	222	661	—	212
Shares redeemed
Investor Class	(357,525)	(872,463)	(5,393,706)	(9,238,315)	(431,546)	(662,900)
Institutional Class	—	—	(2,006)	—	—	—
Net increase (decrease)	654,277	(681,125)	(4,393,094)	498,312	(292,014)	157,380

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Income/(loss) from investment operations:					Less distributions
	Net Asset value beginning of year	Net investment income/ (loss)	Net gains/ (losses) on securities (both realized and unrealized)	Total from investment operations	Redemption fees	Dividends from net investment income	Distributions from net realized gains	Total distributions
Value Line Premier Growth Fund, Inc.
Investor Class
Period ended June 30, 2016(1)	28.93	(0.05)	1.39	1.34	—	—	—	—
Year ended December 31, 2015	33.84	(0.07)	0.14	0.07	—	—	(4.98)	(4.98)
Year ended December 31, 2014	33.99	0.01	2.29	2.30	—	(0.01)	(2.44)	(2.45)
Year ended December 31, 2013	28.84	0.00(2)	7.64	7.64	—	—	(2.49)	(2.49)
Year ended December 31, 2012	26.48	0.09	4.59	4.68	—	(0.09)	(2.23)	(2.32)
Year ended December 31, 2011	26.82	(0.08)	1.30	1.22	—	—	(1.56)	(1.56)
Value Line Mid Cap Focused Fund, Inc.
Investor Class
Period ended June 30, 2016(1)	14.99	(0.03)	1.16	1.13	—	—	—	—
Year ended December 31, 2015	14.56	(0.08)	0.51	0.43	—	—	—	—
Year ended December 31, 2014	13.50	(0.01)	1.08	1.07	—	(0.01)	—	(0.01)
Year ended December 31, 2013	10.36	0.01	3.19	3.20	—	(0.06)	—	(0.06)
Year ended December 31, 2012	9.04	0.05	1.27	1.32	—	—	—	—
Year ended December 31, 2011	8.55	(0.00)(2)	0.49	0.49	—	(0.00)(2)	—	(0.00)(2)
Value Line Income and Growth Fund, Inc.
Investor Class
Period ended June 30, 2016(1)	8.72	0.02	(0.16)	(0.14)	—	(0.02)	—	(0.02)
Year ended December 31, 2015	9.40	0.06	(0.14)	(0.08)	—	(0.06)	(0.54)	(0.60)
Year ended December 31, 2014	9.82	0.12	0.92	1.04	—	(0.11)	(1.35)	(1.46)
Year ended December 31, 2013	8.67	0.12	1.57	1.69	—	(0.12)	(0.42)	(0.54)
Year ended December 31, 2012	8.27	0.13	0.74	0.87	—	(0.13)	(0.34)	(0.47)
Year ended December 31, 2011	8.46	0.11	(0.19)	(0.08)	—	(0.11)	—	(0.11)
Institutional Class
Period ended June 30, 2016(1)	8.65	(0.06)	(0.10)	(0.16)	—	(0.02)	—	(0.02)
Period ended December 31, 2015(3)	9.50	(0.07)	(0.24)	(0.31)	—	—	(0.54)	(0.54)
Value Line Larger Companies Focused Fund, Inc.
Investor Class
Period ended June 30, 2016(1)	26.25	0.00	(1.04)	(1.04)	—	—	—	—
Year ended December 31, 2015	25.28	(0.14)	2.63	2.49	—	—	(1.52)	(1.52)
Year ended December 31, 2014	25.57	(0.01)	3.23	3.22	—	(0.11)	(3.40)	(3.51)
Year ended December 31, 2013	19.78	0.13	5.81	5.94	0.00	(0.15)	—	(0.15)
Year ended December 31, 2012	17.34	0.16	2.40	2.56	0.00	(0.12)	—	(0.12)
Year ended December 31, 2011	17.47	0.12	(0.17)	(0.05)	0.00	(0.08)	—	(0.08)
Institutional Class
Period ended June 30, 2016(1)	26.18	(0.37)	(0.65)	(1.02)	—	—	—	—
Period ended December 31, 2015(3)	27.91	(0.09)	(0.12)	(0.21)	—	—	(1.52)	(1.52)
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
Unaudited for the six month period.

(2)
Amount is less than $0.01 per share.

(3)
Commenced Operations on November 1, 2015.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

	Ratios/Supplemental Data:
	Net asset value end of year	Total return	Net assets, end of year (in thousands)	Ratio of gross expenses to average net assets*	Ratio of net expenses to average net assets**	Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate
Value Line Premier Growth Fund, Inc.
Investor Class
Period ended June 30, 2016(1)	30.27	4.63%(4)	319,323	1.27%(5)	1.27%(5)	(0.29)%(5)	4%(4)
Year ended December 31, 2015	28.93	0.25%	330,125	1.23%	1.23%	(0.26)%	12%
Year ended December 31, 2014	33.84	6.75%	379,205	1.23%	1.23%	0.01%	9%
Year ended December 31, 2013	33.99	26.56%	402,073	1.24%	1.24%	(0.02)%	11%
Year ended December 31, 2012	28.84	17.80%	337,436	1.25%	1.25%	0.28%	15%
Year ended December 31, 2011	26.48	4.59%	298,428	1.24%	1.24%	(0.28)%	20%
Value Line Mid Cap Focused Fund, Inc.
Investor Class
Period ended June 30, 2016(1)	16.12	7.54%(4)	138,360	1.23%(5)	1.23%(5)	(0.56)%(5)	5%(4)
Year ended December 31, 2015	14.99	2.95%	118,867	1.24%	1.24%	(0.53)%	17%
Year ended December 31, 2014	14.56	7.90%	125,330	1.23%	1.23%	(0.06)%	61%
Year ended December 31, 2013	13.50	30.86%	125,268	1.26%	1.12%	0.05%	7%
Year ended December 31, 2012	10.36	14.60%	109,798	1.28%	1.03%	0.46%	6%
Year ended December 31, 2011	9.04	5.75%	133,336	1.29%	0.94%	(0.02)%	18%
Value Line Income and Growth Fund, Inc.
Investor Class
Period ended June 30, 2016(1)	8.56	(1.66)%(4)	306,326	1.18%(5)	1.18%(5)	0.38%(5)	23%(4)
Year ended December 31, 2015	8.72	(0.86)%	350,159	1.15%	1.15%	0.67%	45%
Year ended December 31, 2014	9.40	10.62%	372,707	1.15%	1.12%	1.17%	57%
Year ended December 31, 2013	9.82	19.55%	330,698	1.16%	1.11%	1.26%	27%
Year ended December 31, 2012	8.67	10.62%	295,705	1.19%	1.14%	1.48%	31%
Year ended December 31, 2011	8.27	(0.90)%	306,227	1.20%	1.15%	1.25%	57%
Institutional Class
Period ended June 30, 2016(1)	8.51	(1.42)%(4)	1,156	6.35%(5)	0.93%(5)	(4.40)%(5)	23%(4)
Period ended December 31, 2015(3)	8.65	(3.29)%(4)	98	6.19%(5)	6.19%(5)	(4.40)%(5)	45%(4)
Value Line Larger Companies Focused Fund, Inc.
Investor Class
Period ended June 30, 2016(1)	25.21	(3.96)%(4)	216,549	1.23%(5)	1.13%(5)	0.38%(5)	20%(4)
Year ended December 31, 2015	26.25	9.88%	233,085	1.23%	1.13%	(0.55)%	37%
Year ended December 31, 2014	25.28	12.41%	220,548	1.23%	1.13%	(0.07)%	89%
Year ended December 31, 2013	25.57	30.05%	211,508	1.25%	1.06%	0.48%	8%
Year ended December 31, 2012	19.78	14.82%	184,243	1.27%	1.02%	0.72%	17%
Year ended December 31, 2011	17.34	(0.27)%	178,783	1.25%	1.00%	0.60%	30%
Institutional Class
Period ended June 30, 2016(1)	25.16	(3.90)%(4)	236	24.84%(5)	0.98%(5)	0.61%(5)	20%(4)
Period ended December 31, 2015(3)	26.18	(0.73)%(3)	101	2.70%(5)	2.70%(5)	(2.16)%(5)	37%(4)

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Focused Fund (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Income & Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The primary investment objective of the Value Line Premier Growth Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Mid Cap Focused Fund, Inc. is long-term growth of capital and current income is a secondary investment objective. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return. The sole investment objective of the Value Line Larger Companies Focused Fund, Inc. is to realize capital growth. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation

June 30, 2016

Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2016, there were no Level 3 investments for each fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2016, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance

Notes to Financial Statements (unaudited) (continued)

with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$0.0000	$0.0000
Distributions per share from net realized gains	$0.0000	$4.9787
Value Line Mid Cap Focused Fund, Inc.
Dividends per share from net investment income	$0.0000	$0.0000
Distributions per share from net realized gains	$0.0000	$0.0000
Value Line Income and Growth Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0153	$0.0596
Distributions per share from net realized gains	$0.0000	$0.5390
Institutional Class*:
Dividends per share from net investment income	$0.0168	$0.0000
Distributions per share from net realized gains	$0.0000	$0.5390
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0000	$0.0000
Distributions per share from net realized gains	$0.0000	$1.5221
Institutional Class*:
Dividends per share from net investment income	$0.0000	$0.0000
Distributions per share from net realized gains	$0.0000	$1.5221
*
Commenced operations on November 1, 2015.

The Income and Growth Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Income and Growth Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., the Value Line Mid Cap Focused Fund, Inc., and the Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

June 30, 2016

(E) Class Allocations:   Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The

Notes to Financial Statements (unaudited) (continued)

market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2016, the Funds were not invested in joint repurchase agreements.
As of June 30, 2016, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Premier Growth Fund, Inc.	$5,156,120	$5,205,900	$5,263,800
Value Line Mid Cap Focused Fund, Inc.	2,356,783	2,331,770	2,405,284
Value Line Income and Growth Fund, Inc.	19,085,474	19,590,178	19,523,797
Value Line Larger Companies Focused Fund, Inc.	16,967,126	17,073,750	17,350,734
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended June 30, 2016.
	Remaining Contractual Maturity of the Agreements As of June 30, 2016
Value Line Premier Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$5,205,900	$—	$—	$—	$5,205,900
Total Borrowings	$5,205,900	$—	$—	$—	$5,205,900
Gross amount of recognized liabilities for securities lending transactions					$5,205,900
	Remaining Contractual Maturity of the Agreements As of June 30, 2016
Value Line Mid Cap Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,331,770	$—	$—	$—	$2,331,770
Total Borrowings	$2,331,770	$—	$—	$—	$2,331,770
Gross amount of recognized liabilities for securities lending transactions					$2,331,770
	Remaining Contractual Maturity of the Agreements As of June 30, 2016
Value Line Income and Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$14,960,737	$—	$—	$—	$14,960,737
Corporate Bonds & Notes	4,343,828	—	—	—	4,343,828
Foreign Government Obligations	285,613	—	—	—	285,613
Total	$19,590,178	$—	$—	$—	$19,590,178
Total Borrowings	$19,590,178	$—	$—	$—	$19,590,178
Gross amount of recognized liabilities for securities lending transactions					$19,590,178

June 30, 2016

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
Value Line Larger Companies Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$17,073,750	$—	$—	$—	$17,073,750
Total Borrowings	$17,073,750	$—	$—	$—	$17,073,750
Gross amount of recognized liabilities for securities lending transactions					$17,073,750
(K) Options:   The Value Line Income and Growth Fund, Inc.’s investment strategy allows the use of options. The Fund utilizes options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.
When the Fund writes a put or call option, an amount equal to the premiums received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security underlying the written option. Additionally, written call options may involve the risk of limited gains.
The Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.
As of June 30, 2016, the Value Line Income and Growth Fund, Inc. had no open options contracts.
(L) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (unaudited) (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$12,136,327	$41,173,294	$—	$—
Value Line Mid Cap Focused Fund, Inc.	14,004,831	6,128,301	—	—
Value Line Income and Growth Fund, Inc.	71,185,006	68,507,430	728,061	12,559,006
Value Line Larger Companies Focused Fund, Inc.	44,034,755	52,408,533	—	—
4.   Income Taxes
At June 30, 2016, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments
Value Line Premier Growth Fund, Inc.	$162,890,588	$162,743,925	$(2,003,444)	$160,740,481
Value Line Mid Cap Focused Fund, Inc.	101,963,978	39,241,821	(937,463)	38,304,358
Value Line Income and Growth Fund, Inc.	303,698,225	38,743,364	(17,104,193)	21,639,171
Value Line Larger Companies Focused Fund, Inc.	201,262,758	45,924,812	(11,652,170)	34,272,642
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.75% of the daily net assets during the period. For Value Line Mid Cap Focused Fund, Inc. and Value Line Income and Growth Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the six months ended June 30, 2016, the below Advisory fee was paid or payable to the Advisor.
Fund	Advisory Fee
Value Line Premier Growth Fund, Inc.	$1,167,583
Value Line Mid Cap Focused Fund, Inc.	418,187
Value Line Income and Growth Fund, Inc.	1,055,903
Value Line Larger Companies Focused Fund, Inc.	800,218
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. Effective May 1, 2009, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive Value Line Mid Cap Growth Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013, the Distributor discontinued to waive Value Line Mid Cap Growth Fund, Inc.’s 12b-1 fee. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee for the Value Line Income and Growth Fund, Inc. by 0.05%; effective

June 30, 2016

July 1, 2014, the Distributor discontinued to waive Value Line Income and Growth Fund, Inc.’s 12b-1 fee. Effective May 1, 2007, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive Value Line Larger Companies Focused Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013 and voluntarily renewed annually, the Distributor contractually agreed to waive the Value Line Larger Companies Focused Fund, Inc.’s 12b-1 fee by 0.10%. The Distributor has no right to recoup previously waived amounts. For the six months ended June 30, 2016 the below 12b-1 fees were paid or payable to the distributor and waived by the distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$389,194	$—
Value Line Mid Cap Focused Fund, Inc.	151,278	—
Value Line Income and Growth Fund, Inc.	395,655	—
Value Line Larger Companies Focused Fund, Inc.	266,519	106,607
Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2016 the below Sub TA fees were paid or payable to the distributor:
Fund	Sub TA Fees
Value Line Premier Growth Fund, Inc.	$36,618
Value Line Mid Cap Focused Fund, Inc.	3,231
Value Line Income and Growth Fund, Inc.	30,100
Value Line Larger Companies Focused Fund, Inc.	6,228
The Adviser agreed to pay or reimburse certain expenses of the Fund attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2017 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse the Funds to the Expense Limitation. As of June 30, 2016, fees contractually reimbursed amounted to $19,500 and $21,043 for the Value Line Income and Growth Fund and Value Line Larger Companies Focused Fund, respectively. As of June 30, 2016, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser
Value Line Income and Growth Fund, Inc.	December 31, 2019	$19,553
Value Line Larger Companies Focused Fund, Inc.	December 31, 2019	20,990

Notes to Financial Statements (unaudited) (continued)

During the period ended June 30, 2016, the Fund did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At June 30, 2016, the officers and directors of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc., as a group owned less than 1% of the outstanding shares of each Fund.
6.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 through June 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,046.30	$6.46	1.27%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,075.40	6.35	1.23
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	983.40	5.82	1.18
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	985.80	4.59	0.93
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	960.40	5.51	1.13
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	961.00	4.78	0.98
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,018.55	$3.67	1.27%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,018.75	6.17	1.23
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	1,019.00	5.92	1.18
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	1,020.24	4.67	0.93
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.24	5.67	1.13
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,019.99	4.92	0.98
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENTS FOR VALUE LINE MID CAP FOCUSED FUND, INC.,
VALUE LINE INCOME AND GROWTH FUND, INC., VALUE LINE LARGER COMPANIES FOCUSED FUND, INC., AND VALUE LINE PREMIER GROWTH FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Premier Growth Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of a Fund’s Agreement was in the best interests of such Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified Value Line Mid Cap Focused Fund, Inc. and Value Line Premier Growth Fund, Inc. within its Mid-Cap Growth category, Value Line Larger Companies Focused Fund, Inc. within its Large Growth category and Value Line Income and Growth Fund, Inc. within its Moderate Allocation category. In the prior year, Morningstar classified Value Line Income and Growth Fund, Inc. within its Aggressive Allocation category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for Value Line Larger Companies Focused Fund, Inc. consisting of 12 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Mid Cap Focused Fund, Inc. consists of 11 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for the Value Line Premier Growth Fund, Inc. consists of 12 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund, and the Peer Group for Value Line Income and Growth Fund, Inc. consists of 11 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that the Fund outperformed the Category median, but not the Peer Group median or the benchmark index for the one-year and five-year periods ended March 31, 2016. The Board also noted that the Fund’s performance for the three-year period ended March 31, 2016 was above the performance of the Peer Group and Category medians and the benchmark index. Lastly, the Board noted that the Fund’s performance for the ten-year period ended March 31, 2016 was below the performance of the Peer Group and Category medians and the benchmark index.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2016. The Board also noted that the Fund’s performance for the three-year and five-year periods ended March 31, 2016 was above the performance of the Peer Group and Category medians but not the benchmark index. The Board further noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the ten-year period ended March 31, 2016. The Board considered that the Fund’s performance in periods prior to March 2015 was achieved before the Fund’s adoption on a non-fundamental policy of investing at least 80% of the Fund’s total assets in common stocks and other equity securities of mid-sized companies under normal conditions.
Value Line Premier Growth Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the one-year, three-year, five-year, and ten-year periods ended March 31, 2016.
Value Line Income and Growth Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year and five-year periods ended March 31, 2016. The Board also noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the three-year period ended March 31, 2016. Lastly, the Board noted that the Fund’s performance for the ten-year period ended March 31, 2016 was above the performance of the Peer Group median, but not the Category median or benchmark index.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting and administrative services for the Fund as part of its fee under the Agreement. The Board was informed that the advisory fee rates for the funds in the Peer Group and Category most likely did not include the provision of such services and, if they did, the Adviser’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate payable under each Fund’s Agreement to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. After a review of the information provided to the Board, the Board concluded that each Fund’s fee rate for compensation for the services provided and costs borne by the Adviser under its Agreement was satisfactory for the purpose of approving continuance of such Agreement.
Value Line Larger Companies Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under its Agreement was the same as that of the Peer Group median, but greater than that of the Category median. The Board further noted, however, that before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, for the most recent fiscal year for which audited financial data is available, the Fund’s fee rate payable under the Agreement was less than the combined advisory, fund accounting and administrative median fee rate of the Peer Group, but equal to that of the Category.
Value Line Mid Cap Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s fee advisory rate payable under the Agreement was less than both the advisory and management (i.e., the combined advisory, fund accounting and administrative) fee rates of the Peer Group and Category medians.

Semi-Annual Report (continued)

Value Line Premier Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was the same as that of the Peer Group median, but less than that of the Category median. Further, before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the combined advisory, fund accounting and administrative median fee rates of the Peer Group and Category.
Value Line Income and Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was greater than both the Peer Group and Category medians. However, before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board also noted that during this same period the Fund’s advisory fee rate payable under the Agreement was slightly less than the combined advisory, fund accounting and administrative median fee rates of the Peer Group and Category.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. For Funds offering more than one class of shares, the Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of the Rule 12b-1 fee otherwise payable from assets attributable to Investor Class Shares for another one-year period ending June 30, 2017. This waiver effectively reduces the Rule 12b-1 fee rate from 0.25% to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Adviser, the Distributor and the Board further agreed that the Distributor and Adviser will, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) during the period ending June 30, 2017 pursuant to an Expense Limitation Agreement. The Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class the waived fees and/or reimbursed expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted above) falls below that of the Investor Class. The Expense Limitation Agreement can be terminated or modified before June 30, 2017 only with the approval of the Board. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group median after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group, but the same as that of the Peer Group median before giving effect to such waivers. The Board also noted that during such period, the Fund’s expense ratio was the same as that of the Category median before giving effect to fee waivers applicable to the Fund and certain funds in the Category, but greater than that of the Category median before giving effect to such waivers.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Premier Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Income and Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category. The Adviser, the Distributor and the Board agreed that the Distributor and Adviser will, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Fund’s Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) during the period ending June 30, 2017 pursuant to an Expense Limitation Agreement. The Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class the waived fees and/or reimbursed expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted above) falls below that of the Investor Class. The Expense Limitation Agreement can be terminated or modified before June 30, 2017 only with the approval of the Board.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that a Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of advisory and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Larger Companies Focused Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is a paid 0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Premier Growth Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Income and Growth Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays an Adviser’s fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
   *
Formerly known as The Value Line Fund, Inc.

  **
Formerly known as Value Line Larger Companies Fund, Inc.

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Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 8, 2016